                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                Isco, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                   ISCO, INC.
                              4700 Superior Street
                             Lincoln, Nebraska 68504


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held December 9, 1999


The annual meeting of shareholders of Isco, Inc. will be held at Isco, Inc.'s corporate headquarters, 4700 Superior Street, Lincoln, Nebraska on December 9, 1999 at 2:00 p.m. for the purpose of:

    1. The election, as Directors, of three persons listed in the accompanying Proxy Statement dated November 5, 1999

    2.   The approval of Amendment No. 1 to the Isco, Inc. 1996 Stock Option
         Plan.

    3. Whatever other business may properly be brought before the meeting or any adjournment thereof.

Only those shareholders of record at the close of business on October 15, 1999 shall be entitled to notice of the meeting and to vote at the meeting.

In order to assure a quorum, all shareholders are urged to attend the meeting or to vote by proxy.

SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE IN PERSON EVEN THOUGH THEY HAVE VOTED BY PROXY.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND YOUR ISCO SHARES ARE HELD BY YOUR BROKER FOR YOUR ACCOUNT AND YOU DO NOT PERSONALLY HOLD THE CERTIFICATES FOR THE SHARES, YOU SHOULD MARK THE PROXY TO INDICATE THAT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU WILL THEN RECEIVE A "LEGAL PROXY" SHOWING THE NUMBER OF SHARES YOU OWN. BRING THAT "LEGAL PROXY" TO THE ANNUAL MEETING AND YOU WILL THEN BE CREDITED WITH VOTING YOUR SHARES IN PERSON AT THE MEETING.



                                           By Order of the Board of Directors





                                           Robert W. Allington
                                           Chairman and Chief Executive Officer

November 5, 1999

                                 PROXY STATEMENT
                                                                November 5, 1999
GENERAL INFORMATION.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Isco, Inc. (the "Company") for use at the annual meeting of shareholders to be held on December 9, 1999. Shareholders of record at the close of business on October 15, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

This Proxy Statement was first mailed to shareholders on November 12, 1999.

As of the close of business on October 15, 1999, the Company had 5,643,992 shares of common stock outstanding ("Common Stock"), all of which are entitled to vote at the annual meeting.

As of the record date, Robert W. Allington, owned 2,748,722 shares or 47.47 percent of the Company's outstanding Common Stock plus currently exercisable stock options. On the record date, Dimensional Fund Advisors, Inc. and UMB Bank, n.a. owned 500,051 and 354,664 shares, respectively, or 8.86 percent and 6.28 percent, respectively, of the Common Stock outstanding. Neither Dimensional Fund Advisors, Inc., nor UMB Bank, n.a. hold any stock options.

Each shareholder is entitled to one vote for each share on each matter presented, except that in the election of Directors each shareholder shall have the right to vote the number of shares owned by him or her for as many persons as there are Directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of Directors multiplied by the number of his or her shares, or to distribute them on the same principle among as many candidates as he or she shall determine.

Proxies which are properly signed and returned will be voted at the annual meeting. Shareholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications. In the absence of such specifications the proxy will be voted "FOR" the election of the three nominees for Director, "FOR" the amendment No. 1 to the 1996 Stock Option Plan, and in accordance with the instructions of the Board of Directors as to any other matters. A proxy is revocable at any time before it is voted and a proxy is automatically revoked upon the giving of a subsequent proxy. The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokers and others for forwarding solicitation material to shareholders. In addition to the use of mail, proxies may be solicited by personal interview, telephone, facsimile or telegraph.

SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE IN PERSON EVEN THOUGH THEY HAVE VOTED BY PROXY.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND YOUR ISCO SHARES ARE HELD BY YOUR BROKER FOR YOUR ACCOUNT AND YOU DO NOT PERSONALLY HOLD THE CERTIFICATES FOR THE SHARES, YOU SHOULD MARK THE PROXY TO INDICATE THAT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU WILL THEN RECEIVE A "LEGAL PROXY" SHOWING THE NUMBER OF SHARES YOU OWN. BRING THAT "LEGAL PROXY" TO THE ANNUAL MEETING AND YOU WILL THEN BE CREDITED WITH VOTING YOUR SHARES IN PERSON AT THE MEETING.

SHAREHOLDER PROPOSALS.

In the event that any shareholder desires to submit a proposal for action at the 2000 annual meeting of shareholders, such proposal must be received at the Company's office at 4700 Superior Street, Lincoln, Nebraska 68504-1398, marked to the attention of the President or Secretary of the Company, no later than July 15, 2000. It is suggested that any shareholder desiring to submit a proposal, do so by Certified Mail, Return Receipt Requested. Shareholders should also note that, in addition to the requirement of timely receipt by the Board of Directors of a proposal as stated above, such proposal will not be included in the proxy solicitation material for the 2000 annual meeting of shareholders unless it otherwise complies with the requirements of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated and in effect thereunder.

1.  ELECTION OF DIRECTORS.

The Bylaws of the Company provide that the number of Directors shall be not more than nine, such number to be set annually by the Board of Directors.

The Bylaws also provide that the Directors shall be divided into classes and that there be two classes if the number of Directors is less than nine. The second class has a term expiring December 14, 2000 and the first class has a term expiring upon the adjournment of the 2001 annual meeting of shareholders, currently scheduled for December 13, 2001. The Board of Directors has nominated Robert W. Allington, James L. Linderholm, and Dale L. Young for election to the first class to serve a two-year term.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 1.

The proxy holders named in the proxy intend to vote "FOR" the election of the three nominees listed above unless authority to so vote is withheld. In the unexpected event that any of the nominees are unable to serve or for good cause will not serve as a Director, the proxy holders reserve the right to vote for such substitute nominees as are designated by the Board of Directors.

Following is a list of the names and ages of the three nominees, each of whom is presently serving as a Director. Also listed are the four Directors whose terms expire in 2000. Included is the past five-year business history of each nominee and each Director, the year in which each became a Director of the Company, and the number and the percentage of outstanding shares of Common Stock of the Company beneficially owned by each as of October 15, 1999.

-------------------------------------------------------------------------------------------------------------------
                                                                                                 COMMON STOCK
                                                                                            BENEFICIALLY OWNED AS
                                                                                              OF OCTOBER 15, 1999
                                                                                           ------------------------
                                                                                               NUMBER
                                                                                DIRECTOR         OF
 NAME OF INDIVIDUAL      AGE                      EMPLOYMENT HISTORY             SINCE         SHARES(1)   PERCENT(2)
---------------------    ---  ------------------------------------------------  --------   --------------  ----------
NOMINEES FOR ELECTION TO THE FIRST CLASS (TERM EXPIRING DECEMBER 13, 2001):

Robert W. Allington       64  Chairman of the Board and Chief Executive              1959     2,748,722        47.47
                              Officer since 1959; President 1959 to October 5,
                              1995.

James L. Linderholm       61  Chairman of the Board and President since 1986         1994        10,500          .18
                              and 1984, respectively, of HWS Consulting
                              Group, Inc.

Dale L. Young             71  Corporate Secretary since 1991; Retired                1966        51,420(3)       .89
                              Executive Vice President and Cashier of FirsTier
                              Bank, NA, Lincoln, NE.

SECOND CLASS (TERM EXPIRING DECEMBER 14, 2000):

John J. Brasch            59  President, Senior Technologies, Inc. since 1985.       1997         7,250          .13

James L. Carrier          50  President and Chief Executive Officer, Lester          1997         2,417          .04
                              Electrical, Inc., since 1979.

Douglas M. Grant          53  President and Chief Operating Officer since            1988        40,991          .71
                              October 6, 1995; Vice President August 31, 1989 to
                              October 5, 1995; Environmental Division General
                              Manager May 26, 1987 to July 15, 1996.

Philip M. Wittig          65  Chief Financial Officer and Treasurer since 1967.      1967        43,772(4)       .76
--------------------------------------------------------------------------------------------------------------------

Executive Officers of the Company collectively hold 2,861,927 shares or 49.43 percent of the outstanding Common Stock plus currently exercisable options.

Executive Officers and Directors collectively hold 2,933,527 shares or 50.67 percent of the outstanding Common Stock plus currently exercisable options.

(1) Unless otherwise noted, all shares are held with sole investment and voting power.

(2) Percentage computed by dividing the number of shares beneficially owned, including options currently exercisable, by the total shares outstanding on October 15, 1999, including currently exercisable options.

(3) Includes 20,000 shares as to which Dale L. Young has shared voting rights and investment power

(4) Includes 644 shares as to which Philip M. Wittig has shared voting rights and investment power.

ADDITIONAL INFORMATION CONCERNING BOARD OF DIRECTORS.

The Company's Board of Directors has not established a Nominating Committee.

The Audit Committee, during fiscal 1999, was comprised of Directors James L. Linderholm, Chairman; James L. Carrier, Secretary and John J. Brasch. All are independent members of the Board. The Audit Committee assists the Board in fulfilling its fiduciary responsibilities with respect to accounting policies, reporting practices, and the sufficiency of the Company's annual audit. The Committee met three times during fiscal year 1999.

The Compensation Committee, during fiscal 1999, was comprised of Directors John
L. Brasch, Chairman; Dale L. Young, Secretary; James L. Carrier; and Robert W. Allington (a non-voting member). The Committee recommends to the Board the compensation programs and salaries for the officers and also acts as the stock option committee. The Committee met three times during fiscal 1999.

The Board of Directors met 12 times in fiscal 1999. All of the directors attended greater than 75 percent of the total meetings held by the Board and its committees in fiscal 1999 with the exception of John L. Brasch and James L. Carrier.

LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY.

The following is a list of the names and ages of the current executive officers of the Company and their business history for the last five years.

-------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR FIRST BECAME
                                                  POSITION AND PRINCIPAL OCCUPATION             EXECUTIVE OFFICER
NAME OF INDIVIDUAL     AGE                                  SINCE JULY 30, 1994                  OF  THE COMPANY
-------------------    ---  -------------------------------------------------------------      --------------------
Robert W. Allington     64  Chairman of the Board and Chief Executive Officer since 1959;              1959
                            President 1959 to October 5, 1995.

Vicki L. Benne          37  Assistant Treasurer since January 2, 1999; Controller and Chief            1991
                            Accounting Officer October 21, 1989 to January 1, 1999.

Alfred G. Craske        56  Vice President, Sales and Marketing since July 18, 1996; Director,         1996
                            Sales and Marketing, May 20, 1996 to July 18, 1996; Vice President,
                            Marketing, Gelman Science, Inc. 1994-1996.

Douglas M. Grant        53  President and Chief Operating Officer since October 6, 1995; Vice          1987
                            President August 31, 1989 to October 5, 1995; Environmental
                            Division General Manager May 26, 1987 to July 15, 1996.

John J. Korab, Jr.      50  Vice President, Corporate Development since December 11, 1989.             1989

Donald E. Wademan       35  Controller and Chief Accounting Officer since January 2, 1999.             1999
                            Assistant Controller, June 15, 1998 to January 1, 1999.  Division
                            Controller, Hoover Materials Handling Group Inc., June 1995 to
                            June 1998; Audit Manager, Deloitte & Touche, September 1992
                            to June 1995.

Philip M. Wittig        65  Chief Financial Officer and Treasurer since 1967.                          1967

-------------------------------------------------------------------------------------------------------------------

EXECUTIVE COMPENSATION.

The following table sets forth a summary of the compensation paid to the chief executive officer and the four other executive officers of the Company whose compensation exceeded $100,000 for the fiscal years ended, July 30, 1999, July 31, 1998, and July 25, 1997.

-------------------------------------------------------------------------------------------------------------------------
                                                                              Long-term Compensation
                                                                          --------------------------------
                                            Annual Compensation                  Awards          Payouts
                                   --------------------------------------------------------------------------------------
                                                             Other        Restricted  Options/     LTIP      All Other
    Name and Principal     Fiscal   Salary     Bonus         Annual         Stock       SARs     Payouts   Compensation
        Position            Year     ($)        ($)     Compensation(1)     Awards       (#)       ($)        ($) (4)
-------------------------------------------------------------------------------------------------------------------------
Robert W. Allington         1999    205,521       --         47,706           --          --        --           214
Chairman and Chief          1998    205,521       --         45,169           --      49,474(3)     --            91
Executive Officer           1997    205,520       --         27,541           --          --        --         1,583
-------------------------------------------------------------------------------------------------------------------------
Douglas M. Grant            1999    179,999       --          8,384           --          --        --         2,384
President and Chief         1998    172,307       --          7,192           --      46,259(3)     --         2,219
Operating Officer           1997    160,002       --          6,229           --          --        --         3,173
-------------------------------------------------------------------------------------------------------------------------
Alfred G. Craske            1999    132,384   20,000(5)          75           --          --        --         2,394
Vice President, Sales       1998    127,452       --            940           --      21,224(3)     --         2,701
and Marketing               1997    124,279   18,750          7,767(2)        --      10,000(3)     --           511
-------------------------------------------------------------------------------------------------------------------------
Philip M. Wittig            1999    118,185       --          2,629           --          --        --         2,314
Chief Financial Officer     1998    115,519       --          5,073           --      21,224(3)     --         2,118
and Treasurer               1997    114,365       --          4,629           --          --        --         3,490
-------------------------------------------------------------------------------------------------------------------------
John J. Korab, Jr.          1999     99,002       --             75           --          --        --         1,828
Vice President,             1998     99,002       --             75           --       9,796(3)     --         1,607
Corporate Development       1997     99,002   12,000             75           --          --        --         2,933
-------------------------------------------------------------------------------------------------------------------------

(1) During fiscal 1996, the Company modified its vacation policy to limit the number of accrued vacation hours an employee could have on each anniversary of his or her employment. Those hours in excess of the established limit related to length of service were valued, frozen, and scheduled for payment over a maximum period of six years. In addition, the policy included a future paid-in-lieu-of provision whereby following the employee's anniversary he or she would be paid for hours of accrued vacation which were in excess of the established limit provided, however, that the employee had actually taken a minimum number of vacation hours during the preceding year. These combined payment amounts are included in "Other Annual Compensation" and for fiscal 1999, 1998, and 1997, respectively, were as follows: Mr. Allington, $39,256, $37,888, and $23,446; Mr. Grant, $1,386, $6,923, and $6,154; and Mr. Wittig, $2,554, $4,998, and $4,554.

(2)  Includes reimbursed moving and transition expenses of $7,692.

(3)  Options granted pursuant to the 1996 Stock Option Plan.

(4) The amounts set forth under "All Other Compensation", include profit-sharing contributions, and forfeitures plus 401(k) matching contributions and forfeitures. Profit sharing contributions including forfeitures and 401(k) matching contributions including forfeitures, respectively, for fiscal 1999 were as follows: Mr. Allington, $214 and $0; Mr. Grant, $214 and $2,170; Mr. Craske, $173 and $2,221; Mr. Wittig, $156
     and $2,158; and Mr. Korab, $128 and $1,700.

(5)  Bonus earned based on fiscal year 1999 performance and paid in fiscal 2000.

The following table sets forth information with respect to exercised and unexercised options and SARs, if any, during fiscal 1999 and exercised and unexercised options and SARs, if any, held by the chief executive officer and the four other most highly compensated executive officers of the Company during fiscal 1999.

----------------------------------------------------------------------------------------------------------------------
                                                                     Number of securities      Value of unexercised
                                       Shares                       underlying unexercised         in-the-money
                                      Acquired                          options/SARs at            options/SARs
                                         on              Value        fiscal year end (#)     at fiscal year end ($)
                                      Exercise         Realized       Exercisable ("Ex")        Exercisable ("Ex")
             Name                       (#)               ($)        Unexercisable ("Un")      Unexercisable ("Un")
---------------------------------------------------------------------------------------------------------------------
Robert W. Allington                      --               --          12,369 shares ("Ex")               *
                                                                      37,105 shares ("Un")               *
---------------------------------------------------------------------------------------------------------------------
Douglas M. Grant                         --               --           6,900 shares ("Ex")               *
                                                                       4,600 shares ("Un")               *
                                                                      20,000 shares ("Ex")               *
                                                                      20,000 shares ("Un")               *
                                                                       9,252 shares ("Ex")               *
                                                                      37,007 shares ("Un")               *
---------------------------------------------------------------------------------------------------------------------
Philip M. Wittig                         --               --           2,300 shares ("Ex")               *
                                                                       4,245 shares ("Ex")               *
                                                                      16,979 shares ("Un")               *
---------------------------------------------------------------------------------------------------------------------
Alfred G. Craske                         --               --          10,000 shares ("Ex")               *
                                                                       4,245 shares ("Ex")               *
                                                                      16,979 shares ("Un")               *
---------------------------------------------------------------------------------------------------------------------
John J. Korab, Jr.                       --               --           2,484 shares ("Ex")               *
                                                                       1,656 shares ("Un")               *
                                                                       1,959 shares ("Ex")               *
                                                                       7,837 shares ("Un")               *
---------------------------------------------------------------------------------------------------------------------

* Share option price is not in-the-money.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

The Compensation Committee ("Committee") for fiscal 1999 was comprised of Directors John J. Brasch, Chairman; Dale L. Young, Secretary; James L. Carrier; and Robert W. Allington (a non-voting member). Messrs. Brasch, Young, and Carrier are non-employee directors. The Committee reviews and recommends to the Board the direct and indirect compensation and employee benefits of the Chairman of the Board, the President, and other elected officers of the Company. The Committee also acts as the stock option committee.

Compensation Principles. The philosophy of the Company with regard to executive compensation is to design executive compensation programs in a manner intended to enhance Company performance and shareholder value by achieving the following objectives:

- Provide reasonable and appropriate levels of compensation that will attract, motivate, and retain highly qualified executives;

-        Integrate compensation with the Company's business and strategic plans;

-        Reward both business and individual performance; and

- Encourage stock ownership by executives, thereby aligning executive compensation with shareholder value.

Executive Officer Compensation Program. The Company's compensation program for executive officers consists of annual salary, bonuses, and periodic grants of options to purchase the Company's Common Stock. In addition, executives are entitled to customary benefits, including medical, vacation, and retirement benefits, that are generally available to employees of the Company. Salary and bonus payments are designed to reward current and past performance, while the stock options are intended to provide incentives for long-term future performance and are directly linked to the interests of the shareholders because the value of options will increase or decrease based directly upon the future price of the Company's Common Stock.

Base Salary. The base salary levels of the Company's executives are evaluated periodically by the Committee in view of specific job responsibilities and prevailing salary levels of companies of comparable size and complexity. The consulting firm of Burgess & Associates assists the Committee in these periodic reviews. In addition the Committee utilizes as aids the Ernst & Young National Survey of Executive Compensation, the Wyatt Data Service ECS survey, and Compensation in the Accounting/Financial Field published by Abbott, Langer & Associates. During fiscal 1999, one executive officer received a salary adjustment.

Annual Bonus Compensation. The Committee believes that cash incentives, in the form of bonuses and stock options, are warranted for the achievement of Company goals and corporate and individual performance. The short-term incentive bonus and stock option plan adopted by the Committee and the Board of Directors in January, 1998 was based upon the achievement of certain targeted revenue and operating income goals. The target goals were set for fiscal years 1998, 1999, and 2000. Depending upon a covered executive's area of responsibility, the executive could receive 100% of the incentive compensation if the maximum revenue goal was met or if the maximum operating income goal was met. If both maximum goals were met, the executive could receive a maximum of 150% of the targeted incentive compensation. No benefits under the short-term incentive bonus plan were earned during fiscal 1999. Subsequent to fiscal 1999, one officer did receive a bonus related to achieving individual performance goals related to fiscal 1999.

Stock Option Compensation. During fiscal 1999, no additional stock options were granted nor did any existing shares vest due to the Company not achieving targeted sales and operating income goals.

Overall Review. Fiscal 1999 has been an important year for our Company with the completion of the major addition to and the renovation of the Superior Street facility. The integration of Geomation, Inc., STIP Siepmann und Teutscher GmbH in Germany, and the limited partnership agreement negotiated with AMJ Equipment Corporation should strengthen and expand several of our product lines. The Committee believes that the executive officers of the Company are positively addressing the Company's problems and opportunities and that the compensation for the executive officers is fair and reasonable for both the officers and the shareholders of the Company.

Submitted by the Compensation Committee of the Company's Board of Directors.

                                       John J. Brasch, Chairman
                                       Dale L. Young, Secretary
                                       James L. Carrier
                                       Robert W. Allington (non-voting member)

PERFORMANCE GRAPH.

The following performance graph compares the performance of the Company's Common Stock to the Standard and Poor's 500 Stock Index and the NASDAQ peer group. The industry peer group, selected by the Company, is comprised of 88 companies whose stock is traded on NASDAQ and are included in the Standard Industrial Code Classification No. 382 entitled "Measuring and Controlling Devices". The graph assumes that $100 was invested on July 30, 1994 in the Company's stock and the indices. It, also, is assumed that dividends were reinvested when paid and that the fiscal year ends July 30.

Data Points for Graph.

---------------------------------------------------------------------------------------------------------------
                                      1994         1995          1996         1997         1998         1999
---------------------------------------------------------------------------------------------------------------
       Isco, Inc.                     100           113           106           94           77           71
       PEER Group                     100           196           134          233          149          241
       S&P 500                        100           126           147          224          267          321
---------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN.

The Company's defined contribution retirement plan includes a profit sharing provision and a 401(k) provision that covers all employees meeting age and service requirements. Significant provisions of the plan include the following:
(i) an employee may reduce his or her salary by up to 12 percent, and the Company will match the reduction, up to 10 percent, with a 20 percent matching contribution; (ii) the Company's profit sharing contribution to the plan is equal to approximately 7 percent of its net earnings before income taxes; (iii) the Company's aggregate contribution to the plan is limited to 15 percent of the aggregate compensation of the plan participants; (iv) participants vest 20 percent of employer profit sharing and employer 401(k) matching contributions after three years of service and 20 percent per year thereafter until 100 percent vested. Management and administrative costs of the plan are borne by the Company. For fiscal year 1999, amounts contributed to the plan for the chief executive officer and the four other most highly compensated executive officers of the Company are set forth as part of the table appearing in the Executive Compensation section.

COMPENSATION OF DIRECTORS FOR FISCAL 1999.

The Directors' Deferred Compensation Plan has been in effect since January 1996. Under the Directors' Deferred Compensation Plan, all Directors receive 35 Deferred Stock Units for each Board and Committee meeting attended, and 240 Deferred Stock Units for the annual Board retainer. In addition, the Corporate Secretary receives an additional 250 Deferred Stock Units annually for serving as Corporate Secretary. At the time the Director ceases to be a member of the Board, the Director's accumulated Deferred Stock Units are converted to shares of the Company's Common Stock at a ratio of 1 to 1 and distributed. Inside Directors do not receive compensation for attending committee meetings.

The number of Deferred Stock Units earned by each of the directors during fiscal 1999 are as follows: Mr. Allington 643, Mr. Brasch 667, Mr. Carrier 704, Mr. Grant 610, Mr. Linderholm 823, Mr. Wittig 644, and Mr. Young 1,114.

2.  AMENDMENT NO. 1 TO THE ISCO, INC. 1996 STOCK OPTION PLAN.

On July 15, 1999 the Board of Directors of the Company adopted an amendment ("Amendment No. 1") to the Isco, Inc. 1996 Stock Option Plan (the "Plan") to increase the number of Shares of common stock that may be issued under the Plan from 250,000 Shares to 500,000 Shares, or an increase of 250,000 Shares. As of October 15, 1999, the Company had issued options of 219,724 Shares under the Plan in order to provide long-term incentive to key officers and employees. Since the number of Shares available for grant under the Plan is nearly depleted, the Board of Directors deems it to be in the best interest of the Company to increase the amount of Shares available by 250,000 Shares.

If this proposed Amendment No. 1 is adopted, the amended portion of the first sentence in the second paragraph of Section 6 of the Plan will read as follows:

         "The maximum aggregate number of Shares that may be issued under the Plan is 500,000 Shares. The limitation on the number of Shares which may be subject to Options under the Plan shall be subject to adjustment as provided in Section 10(b) of the Plan."

No other provisions of the Plan will be changed or altered by this Amendment No.
1. Options may continue to be granted under the Plan through August 2006. Options granted under the Plan may either be incentive stock options or non-qualified stock options.

This Amendment No. 1 will not become effective unless approved by the holders of the majority of the outstanding Common Stock of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 2.

ADDITIONAL INFORMATION.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10 percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and greater than 10 percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

For fiscal 1999, due to an administrative error, Donald E. Wademan's initial Form 3 was filed late.

INDEPENDENT PUBLIC ACCOUNTANTS. Deloitte & Touche LLP, certified public accountants, are the independent public accountants for the Company.

Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and will be given the opportunity to make any statement they might desire and will also be available to respond to appropriate questions from shareholders. Deloitte & Touche LLP has been selected as independent public accountants for the Company for fiscal year 2000.

OTHER MATTERS. The Board of Directors does not know of any other matters to be presented at the annual meeting. In the event that other business is properly brought before the meeting, it is the intention of the proxy holders named in the proxy to vote the proxies in accordance with the recommendation of the Board of Directors.






                                            Robert W. Allington
                                            Chairman and Chief Executive Officer

                                   ISCO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS DECEMBER 9, 1999

The undersigned hereby constitutes and appoints ROBERT W. ALLINGTON and DALE L. YOUNG, or either of them, with full power to act alone, or any substitute appointed by either of them as the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Shareholders of Isco, Inc., to be held at Isco, Inc., 4700 Superior Street, Lincoln, Nebraska, on the 9th day of December 1999, at 2:00 p.m., or any adjournments thereof, as indicated below.

(1) ELECTION OF DIRECTORS (The Board of Directors recommends voting "FOR" all nominees.) NOMINEES: Robert W. Allington, James L. Linderholm, and Dale L. Young

     / /  Vote FOR all three nominees (except as marked to the contrary below)

     / /  WITHHOLD AUTHORITY to vote for all three nominees

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the following space.


(2) AMENDMENT NO. 1 TO THE ISCO, INC. 1996 STOCK OPTION PLAN (The Board of Directors recommends voting "FOR" this amendment.)

     / /  Vote FOR

     / /  Vote AGAINST

(3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR AMENDMENT NO. 1 TO THE 1996 STOCK OPTION PLAN, AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.


                              Dated: ____________________________________, 1999

                              ________________________________________________
                                           Signature of Shareholder

                              ________________________________________________
                                           Signature of Shareholder

                              Please sign exactly as your name appears at the left. When signing as attorney, executor, administrator, trustee, guardian or conservator, give full title. All joint tenants must sign.

                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              / /I (WE) PLAN TO ATTEND THE ANNUAL MEETING.